                                                                   EXHIBIT 99.10


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                            (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
     SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO DISTRIBUTION

                                                                                  % Covered
                   Total                       Adjusted                               by
                  Balance                     Balance[1]          WA Loan         Mortgage     WA      WA     WA
FICO              Amount      %[2]     LTV      Amount    %[2]    Balance   WAC      Ins.     FICO     LTV    DTI   % IO
--------------  -----------  -------  ------  ----------  -----   -------  -----  ---------  ------   -----  -----  ----
FICO NA             284,000    0.15%  > 65.0     284,000   0.15%  284,000  7.500         --       0   8000%     20   100
0 - 500                        0.00%  > 65.0               0.00%
500.01 - 550                   0.00%  > 70.0               0.00%
550.01 - 575        422,750    0.22%  > 70.0     422,750   0.22%  422,750  8.700         --     552   9500%  41.77   100
575.01 - 600      4,196,290    2.16%  > 70.0   3,991,290   2.05%  322,792  7.349         --  586.18   8241%  44.12   100
600.01 - 620     12,918,787    6.64%  > 70.0  11,032,187   5.67%  248,438  6.702       6.28  616.73   7887%  39.33   100
620.01 - 650     28,975,708   14.90%  > 80.0   2,212,828   1.14%  295,670  7.134       3.82  635.88   7859%  40.38   100
650.01 - 680     43,121,036   22.17%  > 80.0   1,151,600   0.59%  250,704  7.062       3.27  669.09   7880%  37.02   100
680.01 - 700     33,524,305   17.24%  > 85.0     788,405   0.41%  304,766  6.922       3.88  690.41   7608%  35.68   100
700.01 - 750     48,378,295   24.87%  > 85.0   1,050,500   0.54%  233,712  6.950       6.37   723.7   7686%  36.52   100
750.01 - 800     21,788,233   11.20%  > 85.0     751,730   0.39%  247,594  6.832       1.55  772.84   7768%  39.38   100
800 +               890,000    0.46%  > 85.0           -   0.00%  296,667  7.716         --  803.75   7498%  45.12   100
--------------  -----------  -------  ------  ----------  -----   -------  -----  ---------  ------   -----  -----  ----
TOTAL           194,499,404  100.00%          21,685,290  11.15%  261,073  6.985       4.14  688.15   77.79  37.78   100
==============  ===========  =======  ======  ==========  =====   =======  =====  =========  ======   =====  =====  ====
 FICO: AVERAGE          688             MIN:         552   MAX:       806


                  % W/
                Piggyback             %                %
                 second    % SFD/   Owner   % Full  Cashout
FICO              liens     PUD     Occ.      Doc     Refi
--------------  ---------  ------   ------  ------  -------
FICO NA                 0       0        0       0        0
0 - 500
500.01 - 550
550.01 - 575            0     100      100     100        0
575.01 - 600            0   82.13      100   44.86    57.67
600.01 - 620            0   91.15    82.84   38.83    32.28
620.01 - 650            0   63.13    83.31   27.67     33.5
650.01 - 680            0   74.56    68.61   20.33    24.04
680.01 - 700            0   80.64    75.39   17.81    35.66
700.01 - 750            0   74.84     51.5   27.08    14.33
750.01 - 800            0   71.67    56.26    31.2    14.49
800 +                   0     100    46.07       0    46.07
--------------  ---------  ------   ------  ------  -------
TOTAL                   0   74.98    67.82   25.69    25.25
==============  =========  ======   ======  ======  =======


DEBT-TO INCOME (DTI) DISTRIBUTION

                                                                                   % Covered
                   Total                       Adjusted                               by
                  Balance                     Balance[1]           WA Loan         Mortgage     WA      WA     WA
DTI               Amount      %[2]     FICO     Amount     %[2]    Balance   WAC     Ins.      FICO     LTV    DTI   % IO
--------------  -----------  -------  ------  ----------  -----    -------  -----  ---------  ------   -----  -----  ----
<= 20            84,776,116   43.59%   < 550     284,000   0.15%   253,821  7.016       5.45  691.18   77.69  19.22   100
20.001 - 25.00    2,005,150    1.03%   < 550          --   0.00%   286,450  6.330         --   713.7    61.5  23.64   100
25.001 - 30.00    4,957,140    2.55%   < 575          --   0.00%   354,081  7.021       2.18  688.61   75.13  27.91   100
30.001 - 35.00    7,118,240    3.66%   < 575          --   0.00%   284,730  6.962         --  690.97   74.92     33   100
35.001 - 40.00   13,439,817    6.91%   < 600     404,400   0.21%   258,458  6.771         --  690.15   78.14  37.42   100
40.001 - 45.00   43,304,146   22.26%   < 625   5,402,872   2.78%   240,579  7.002       3.64  686.37   78.55  42.32   100
45.001 - 50.00   32,813,793   16.87%   < 650  11,145,900   5.73%   290,388  7.043       4.43  680.77   78.96  47.22   100
50.001 - 55.00    6,085,002    3.13%   < 675   2,995,936   1.54%   304,250  6.795       4.70  681.87   77.73  52.13   100
55+                            0.00%   < 700               0.00%
--------------  -----------  -------  ------  ----------  -----    -------  -----  ---------  ------   -----  -----  ----
TOTAL           194,499,404  100.00%          20,233,108  10.40%   261,073  6.985       4.14  688.15   77.79  37.78   100
==============  ===========  =======  ======  ==========  =====    =======  =====  =========  ======   =====  =====  ====
  DTI: AVERAGE        37.78             MIN:        8.56   MAX:         55


                   % W/
                Piggyback            %                %
                 second    % SFD/   Owner   % Full  Cashout
DTI               liens     PUD      Occ.    Doc     Refi
--------------  ---------  ------   ------  ------  -------
<= 20                   0   76.42    66.83   14.13    23.21
20.001 - 25.00          0   95.64    78.26   52.54    44.39
25.001 - 30.00          0   89.97    54.66   19.86    52.29
30.001 - 35.00          0   82.56    73.09   25.34    25.39
35.001 - 40.00          0   72.62    68.38   33.13    26.96
40.001 - 45.00          0   74.45    63.75   28.15    24.17
45.001 - 50.00          0   71.53    74.73   39.71    28.27
50.001 - 55.00          0   54.58    73.16    73.7    12.82
55+
--------------  ---------  ------   ------  ------  -------
TOTAL                   0   74.98    67.82   25.69    25.25
==============  =========  ======   ======  ======  =======


LOAN-TO-VALUE (LTV) DISTRIBUTION

                                                                                    % Covered
                   Total                        Adjusted                               by
                   Balance                     Balance[1]           WA Loan         Mortgage     WA      WA     WA
LTV                Amount      %[2]      DTI     Amount     %[2]    Balance   WAC      Ins.     FICO     LTV    DTI    % IO
--------------   -----------  -------  ------  ----------  -----    -------  -----  ---------  ------   -----  -----  ------
< 60.00            5,499,300     2.83%   > 40     582,300   0.30%   343,706  6.559         --  703.59   51.97  30.97  100.00
60.01 - 70.00     25,334,742    13.03%   > 40   9,754,012   5.01%   298,056  6.728       9.14  693.57   68.02  37.30  100.00
70.01 - 80.00    151,676,519    77.98%   > 40  66,596,661  34.24%   253,216  7.013       2.11  688.86   79.46  38.34  100.00
80.01 - 85.00      4,038,221     2.08%   > 40   1,167,491   0.60%   224,346  7.088       9.41  668.83    81.6  29.37  100.00
85.01 - 90.00      3,783,637     1.95%   > 40   2,139,397   1.10%   291,049  7.446      18.24  642.38   89.81  41.21  100.00
90.01 - 95.00      2,883,155     1.48%   > 40     679,250   0.35%   288,316  7.471      50.74  647.27   94.65  31.85  100.00
95.01 - 100.00     1,283,830     0.66%   > 40   1,283,830   0.66%   320,958  7.681         --  718.35   99.12  46.40  100.00
100+                             0.00%   > 40               0.00%
--------------   -----------  -------  ------  ----------  -----    -------  -----  ---------  ------   -----  -----  ------
TOTAL            194,499,404   100.00%         82,202,941  42.26%   261,073  6.985       4.14  688.15   77.79  37.78  100.00
==============   ===========  =======  ======  ==========  =====    =======  =====  =========  ======   =====  =====  ======
  LTV: AVERAGE         77.79             MIN:       27.27   MAX:        100


                    % W/
                 Piggyback             %                %
                  second    % SFD/   Owner   % Full  Cashout
LTV                liens     PUD      Occ     Doc     Refi
--------------   ---------  ------   ------  ------  -------
< 60.00                  0   85.05    65.86   14.24    86.68
60.01 - 70.00            0   76.15       44   18.66    35.03
70.01 - 80.00            0   74.32    70.87   24.85    19.15
80.01 - 85.00            0   82.67    61.11    48.7    44.18
85.01 - 90.00            0   70.63    86.54   43.27    69.47
90.01 - 95.00            0   93.06    90.81    74.6    50.74
95.01 - 100.00           0   34.58      100   79.21    42.88
100+
--------------   ---------  ------   ------  ------  -------
TOTAL                    0   74.98    67.82   25.69    25.25
==============   =========  ======   ======  ======  =======

OCCUPANCY TYPE

                           Total Balance       WA Loan         % Covered by    WA.     WA     WA    % SFD/  % Owner  % Cashout
Occupancy Type            Amount       %[2]    Balance   WAC   Mortgage Ins.   FICO    LTV    DTI     PUD     Occ       Refi
---------------------  -------------  ------   -------  -----  -------------  ------  -----  -----  ------  -------  ---------
Primary Residence        131,903,450   67.82%  306,752  6.843           3.35  679.97  78.34  38.01   76.23      100      31.86
Second Home                8,880,354    4.57%  240,010  6.854           5.99  702.28   76.8  37.21   95.12        0       3.74
Investment                53,715,600   27.62%  193,222  7.355           5.76  705.96  76.63  37.31   68.56        0      12.58
Non-owner                               0.00%
Other                                   0.00%
---------------------  -------------  ------   -------  -----  -------------  ------  -----  -----  ------  -------  ---------
TOTAL                    194,499,404  100.00%  261,073  6.985           4.14  688.15  77.79  37.78   74.98    67.82      25.25
=====================  =============  ======   =======  =====  =============  ======  =====  =====  ======  =======  =========


DOCUMENTATION TYPE

                           Total Balance         WA Loan         % Covered by    WA      WA     WA    % SFD/  % Owner  % Cashout
Doc Type                  Amount       %[2]      Balance   WAC   Mortgage Ins.   FICO    LTV    DTI     PUD     Occ       Refi
---------------------  -------------  ------     -------  -----  -------------  ------  -----  -----  ------  -------  ---------
Reduced Documentation     58,142,655  0.298949   276,870  6.915           4.31  688.61  77.27  37.36   80.48    66.32      31.74
Full Documentation        49,972,268  0.256976   239,102  6.693           5.25  687.14   79.7  37.53   74.82    68.85      26.79
No Ratio                  37,017,708  0.190323   303,424  7.149           1.14  681.35  78.43      0   71.32    65.63      19.39
Stated Documentation      27,887,574  0.143413   260,632  7.311           3.52  680.34  76.45  39.14   66.44    69.36      19.78
No Income/No Asset        21,479,199  0.110432   221,435  7.143           7.03  711.09  75.43      0   77.84    71.23      21.34
---------------------  -------------  --------   -------  -----  -------------  ------  -----  -----  ------  -------  ---------
TOTAL                    194,499,404  100.00%    261,073  6.985           4.14  688.15  77.79  37.78   74.98    67.82      25.25
=====================  =============  ========   =======  =====  =============  ======  =====  =====  ======  =======  =========